SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-k

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2002




                           J. C. Penney Company, Inc.
             (Exact name of registrant as specified in its charter)




      Delaware                         1-15274                    26-0037077
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
of incorporation )                                           Identification No.)

6501 Legacy Drive
Plano, Texas                                                         75024-3698

(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000



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Item 5.  Other Events and Regulation FD Disclosure

J. C. Penney Company, Inc. hereby files a News Release announcing the completion of the previously announced offer of its wholly-owned subsidiary, J. C. Penney Corporation, Inc., to exchange new debt for certain of its outstanding notes.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99          J. C. Penney Company, Inc. News Release of August 12, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                J. C. PENNEY COMPANY, Inc.
                                                     (Registrant)


                                                   /s/ Charles R. Lotter
                                                  -----------------------------
                                                  Charles R. Lotter
                                                  Executive Vice President,
                                                  Secretary and General Counsel

Date:  August 12, 2002

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                                  EXHIBIT INDEX



Exhibit Number    Description

         99       J. C. Penney Company, Inc. News Release of August 12, 2002

                                                                      Exhibit 99

             J. C. Penney Corporation, Inc.Completes Exchange Offer
                            and Consent Solicitation


     PLANO, TEXAS, August 12, 2002 -- J. C. Penney Corporation, Inc. (the "Corporation"), the wholly-owned operating subsidiary of J. C. Penney Company, Inc. ("Company") (NYSE: JCP), announced today the completion of its offer to exchange new 9.000% Notes due 2012 (the "New Notes") for its outstanding 6.125% Notes due 2003, 7.375% Notes due 2004 and 6.900% Debentures due 2026 and its related consent solicitation seeking certain amendments to the indentures under which those notes were issued. The exchange offer commenced on June 26, 2002. Revised aggregates of $79,394,000 principal amount of 6.125% Notes due 2003, $66,964,000 of 7.375% Notes due 2004 and $80,805,000 of 6.900% Debentures due
2026 were tendered in response to the exchange offer.

     New notes in the aggregate principal amount of $230,203,000 were issued to noteholders tendering in the exchange. The Corporation also paid the required consent payment to holders who tendered. No amendments were made to the indentures governing the old notes.

     This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. The New Notes have not been registered under the Securities Act of 1933, as amended.

     J. C. Penney Corporation, Inc., the wholly-owned operating subsidiary of the Company, is one of America's largest department store, drugstore, catalog, and e-commerce retailers, employing approximately 250,000 associates. As of July 27, 2002, it operated 1,068 JCPenney department stores in all 50 states, Puerto Rico, and Mexico, and 54 Renner department stores in Brazil. Eckerd Corporation operated 2,642 drugstores throughout the Southeast, Sunbelt, and Northeast regions of the U.S. JCPenney Catalog, including e-commerce, is the nation's largest catalog merchant of general merchandise. J. C. Penney Corporation, Inc. is a contributor to JCPenney Afterschool Fund, a charitable organization committed to providing children with high quality after school programs to help them reach their full potential.

     The statements in this press release which are not historical facts or information may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. Certain of these risks and uncertainties are described in the 2001 Form 10-K and subsequent filings of J. C. Penney Company, Inc.